SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS ESG Core Equity Fund
Effective on or about February 1, 2020, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Hiten Shah, Vice President. Portfolio Manager of the fund. Began managing the fund in 2020.

Please Retain This Supplement for Future Reference
January 13, 2020
PROSTKR-142